Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
October 31, 2000



        Expected B Maturity                                         11/15/00


        Blended Coupon 6.7875%


        Excess Protection Level
          3 Month Average   5.92%
          October, 2000   6.36%
          September, 2000   5.82%
          August, 2000   5.59%


        Cash Yield                                  19.69%


        Investor Charge Offs                         4.51%


        Base Rate                                    8.82%


        Over 30 Day Delinquency                      5.23%


        Seller's Interest                           10.66%


        Total Payment Rate                          14.07%


        Total Principal Balance                     $56,359,968,018.99


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $6,009,277,457.50